EXHIBIT 99.10(A)

                            Consent of Edwin L. Kerr


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To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 33-87376) filed by PHL Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.

                                                Very truly yours,

Dated April 27, 1999                            /s/ Edwin L. Kerr
                                                --------------------------
                                                Edwin L. Kerr, Counsel
                                                PHLVariable Insurance Company